Exhibit 99.1



FOR IMMEDIATE RELEASE


CONTACTS: Media (San Francisco)         Glen Mathison             (415) 636-5448
          Investors/Analysts            Rich Fowler               (415) 636-9869


                        SCHWAB ANNOUNCES CEO RESIGNATION
                            REPORTS QUARTERLY RESULTS
                        POSTS RECORD NON-TRADING REVENUES


     SAN FRANCISCO, July 20, 2004 - The Charles Schwab Corporation announced today that CEO David S. Pottruck has stepped down, effective immediately. Also effective immediately, the Company's Board of Directors has reappointed Charles
R. Schwab to the CEO role; Mr. Schwab will continue to serve as Board Chairman. "During his two decades here at Schwab, David has been a valued partner to me and has worked tirelessly to help this Company pursue its vision," Mr. Schwab said. "As I see the opportunities ahead for Schwab, I want to underscore my confidence in the strength of our franchise, the value we provide our clients, the dedication of our employees, and the depth of our management team."

     "For nearly 30 years, Schwab's top priorities have been its clients and stockholders," Mr. Pottruck said. "And for 20 of those 30 years, I've been privileged to be part of the Schwab team, working with Chuck and some of the most talented, dedicated people in the investment world. But the last few years have been difficult in the securities markets, and I accept the Board's decision that it's time for me to step aside. It's been a great journey. After taking some time off with my family, I'll start thinking about the next step in my career."

     Also today, the Company announced that its net income for the quarter ended June 30, 2004 was $113 million. In comparison, the Company reported net income of $126 million for the second quarter of 2003 and net income of $161 million for the first quarter of 2004. For the first half of 2004, the Company's net income was $274 million, compared with $197 million earned during the same period in 2003.


                           Three Months Ended            Six Months Ended
                               --June 30,--     %          --June 30,--     %
Financial Highlights         2004       2003  Change     2004       2003  Change
--------------------------------------------------------------------------------

Revenues (in millions)     $1,112     $1,018     9 %   $2,302     $1,918     20%
Net Income (in millions)   $  113     $  126   (10)%   $  274     $  197     39%
Diluted earnings per share $  .08     $  .09   (11)%   $  .20     $  .14     43%
After-tax profit margin     10.2%      12.3%            11.9%      10.2%
Return on stockholders'
  equity                      10%        12%              12%        10%

--------------------------------------------------------------------------------

     In reviewing the second quarter, Mr. Schwab commented, "Mixed securities market returns, continuing geopolitical uncertainties and concerns about rising interest rates all weighed on client engagement during much of the quarter. Client daily average revenue trades declined by 20% from the first quarter average, and outstanding margin loans ended the quarter at $9.1 billion, unchanged from month-end March. Excluding a $6.0 billion non-recurring outflow in June relating to our mutual fund clearing business, new and existing clients brought $12.7 billion in net new assets to the Company during the second quarter, and we ended the quarter with $998 billion in client assets, an 18% increase over June 2003."

     "Our non-trading revenues - asset management and administration fees, net interest income, and other revenues - reached a record level in the second quarter of 2004, evidence of our continued success in building stronger client relationships and diversifying our sources of revenue," Mr. Schwab continued. "The sharp downturn in trading activity overall, however, caused our trading revenues to decline by 26% from the prior quarter, leading to a 7% sequential decline in total revenues. While our ongoing efforts to sustain a significant level of marketing investment and improve employee bonuses limited our sequential decline in expenses to 1%, our firm-wide cost leadership effort is well under way. We remain on track to identify and implement $150 to $200 million in annualized cost savings by the end of this year, with the expectation that the full benefit of these savings will be realized in 2005."

     Mr. Schwab said, "In the second quarter, we strengthened our value proposition - delivering great service at a great price - by lowering online equity trade commissions for many clients within the Schwab Personal Choice(TM) program. The new pricing, which was rolled out nationwide on June 15, provides clients with the opportunity to reduce their trading costs as they increase either their asset levels or trading activity at Schwab. Even with the recent pullback in client engagement, investors continue to seek us out for access to help and advice. Enrollments in our newest advised offerings are still running at about 400 per week, and the number of clients using our Schwab Private Client(TM) service has grown to about 19,700 by month-end June 2004, an increase of 74% from the second quarter of 2003. Net new client assets in the 1.4 million accounts at Schwab with an ongoing advisory component - including our new Schwab Advised Investing(TM) services, Schwab Private Client, accounts managed by independent investment advisors (IAs), and U.S. Trust accounts - totaled $10 billion during the second quarter of 2004, and total assets in these accounts equaled $465 billion at quarter-end, up 25% from June 2003."

     "Our Services for Investment Managers (SIM) group continues to offer competitive pricing coupled with unparalleled service and support," the Chairman commented. "Concurrent with our reduced pricing for individual investors, we extended $19.95 standard pricing for online equity trades to most IAs. In addition, IA clients with at least $1 million custodied at Schwab now have access to a flat $9.95 commission rate for online equity trades. Also during the quarter, we launched the PortfolioCenter Relationship Manager(TM), a powerful contact management and office workflow automation system designed to assist IAs in strengthening client and prospect relationships. Client referrals to IAs through our Schwab Advisor Network(R) program totaled just under 4,600 during the second quarter of 2004, down by 5% from the prior quarter. At month-end June, client assets at Schwab associated with IA referral programs equaled $22 billion, and total client assets associated with SIM were $310 billion, up 45% and 25%, respectively, from a year ago."

     Mr. Schwab added, "Schwab referred over 450 potential clients to U.S. Trust in the second quarter, compared with over 350 in the second quarter of 2003. At month-end June 2004, client assets at U.S. Trust associated with this referral program totaled $4.0 billion and total client assets were $137 billion, up 73% and 20%, respectively, from June 2003."

     "During the second quarter, Corporate Services attracted another $1.9 billion in net new assets to our retirement plan offerings," Mr. Schwab also noted. "Total client assets in employer-sponsored retirement plans at Schwab now total $121 billion, up 21% from the second quarter of 2003."

     The Chairman said, "Our Capital Markets group continued to expand its capabilities during the second quarter. For institutional clients, we launched the Passive Indication Network(TM), a system that helps traders access the substantial institutional and retail order flow of the Schwab Liquidity Network(TM) anonymously and with minimal market impact."

     Mr. Schwab continued, "For clients interested in fixed income securities, we introduced Standard & Poors Ratings Xpress(TM), a tool that provides in-depth information on a bond's credit rating, including credit profiles of bond issuers, the rationale behind upgrades and downgrades, analysts' outlooks and recent news reports. Total client assets held in fixed income securities equaled $149 billion at month-end June, up 14% from a year ago. Also during the quarter, Schwab Bank, N.A. celebrated its one-year anniversary. We originated about $350 million in first mortgages during the second quarter and outstanding home equity loans reached just under $600 million by month-end June. The bank ended the second quarter with total assets of $3.8 billion, up 16% from month-end March 2004. In addition, the bank's loan commitments at quarter-end included approximately $170 million in first mortgages and $880 million in unused home equity lines."

     A combined Investment Community and Media conference call with CFO Chris Dodds has been scheduled for 9:30 a.m. EST (6:30 a.m. PST) to discuss today's
announcements.       The call-in      number is 888-679-0908      (International
calls: 706-679-7532). Reference - Conference ID# 8901300. Please call five to ten minutes prior to the scheduled start time. A replay of the call will be available at 800-642-1687 or 706-645-9291 later today. Reference - Conference ID# 8901300.

     The Charles Schwab Corporation (NYSE / Nasdaq:SCH), through Charles Schwab & Co., Inc. (member SIPC/NYSE), U.S. Trust Corporation, CyberTrader, Inc. and its other operating subsidiaries, is one of the nation's largest financial services firms in terms of client assets. The Charles Schwab, U.S. Trust and CyberTrader Web sites can be reached at www.schwab.com, www.ustrust.com and www.cybertrader.com, respectively.

                                       ###


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                                                   THE CHARLES SCHWAB CORPORATION
                                                  Consolidated Statement of Income
                                               (In millions, except per share amounts)
                                                             (Unaudited)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Three Months                    Six Months
                                                                                       Ended                          Ended
                                                                                      June 30,                       June 30,
                                                                                 2004          2003             2004         2003
------------------------------------------------------------------------------------------------------------------------------------
Revenues
   Asset management and administration fees                                    $  514        $  445           $1,019       $  873
   Commissions                                                                    286           313              676          553
   Interest revenue                                                               276           244              539          483
   Interest expense                                                               (52)          (64)            (105)        (128)
                                                                               -------       -------          -------      -------
     Net interest revenue                                                         224           180              434          355
   Principal transactions                                                          40            43               92           76
   Other                                                                           48            37               81           61
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                           1,112         1,018            2,302        1,918
------------------------------------------------------------------------------------------------------------------------------------
Expenses Excluding Interest
   Compensation and benefits                                                      533           449            1,061          866
   Occupancy and equipment                                                        104           111              210          222
   Depreciation and amortization                                                   55            71              114          147
   Communications                                                                  61            58              126          118
   Professional services                                                           63            44              123           81
   Advertising and market development                                              47            21              109           69
   Commissions, clearance and floor brokerage                                      21            20               44           33
   Restructuring charges                                                            2            24                2           24
   Impairment charges                                                               -             -                -            5
   Other                                                                           47            38               87           74
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Total                                                                             933           836            1,876        1,639
------------------------------------------------------------------------------------------------------------------------------------

Income from continuing operations before taxes on income                          179           182              426          279
Taxes on income                                                                   (66)          (56)            (152)         (79)
------------------------------------------------------------------------------------------------------------------------------------
Income from continuing operations                                                 113           126              274          200
Loss from discontinued operations, net of tax                                       -             -                -           (3)
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Net Income                                                                     $  113        $  126           $  274       $  197
====================================================================================================================================
Weighted-Average Common Shares Outstanding - Diluted                            1,373         1,360            1,374        1,358
------------------------------------------------------------------------------------------------------------------------------------
Earnings Per Share - Basic
   Income from continuing operations                                           $  .08        $  .10           $  .20       $  .15
   Loss from discontinued operations, net of tax                                    -             -                -            -
   Net income                                                                  $  .08        $  .10           $  .20       $  .15

Earnings Per Share - Diluted
   Income from continuing operations                                           $  .08        $  .09           $  .20       $  .14
   Loss from discontinued operations, net of tax                                    -             -                -            -
   Net income                                                                  $  .08        $  .09           $  .20       $  .14
------------------------------------------------------------------------------------------------------------------------------------
Dividends Declared Per Common Share                                            $ .020        $ .011           $ .034       $ .022
------------------------------------------------------------------------------------------------------------------------------------

See Notes to Consolidated Statement of Income and Financial and Operating Highlights.

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                                                   THE CHARLES SCHWAB CORPORATION
                                                 Financial and Operating Highlights
                                                             (Unaudited)

                                                     |     2004      |               2003              |           2002            |
------------------------------------------------------------------------------------------------------------------------------------
                                                      Second  First    Fourth  Third    Second  First    Fourth   Third   Second
(In millions, except per share amounts and as noted)  Quarter Quarter  Quarter Quarter  Quarter Quarter  Quarter  Quarter Quarter
------------------------------------------------------------------------------------------------------------------------------------
Revenues (1)
     Asset management and administration fees         $  514  $  505   $  485  $  467   $  445  $  428   $  433   $  431  $  444
     Commissions                                         286     390      334     320      313     240      297      305     290
     Interest revenue, net of interest expense           224     210      193     181      180     175      189      204     213
     Principal transactions                               40      52       47      45       43      33       37       47      49
     Other                                                48      33       59      38       37      24       30       33      41
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Total                                                  1,112   1,190    1,118   1,051    1,018     900      986    1,020   1,037
------------------------------------------------------------------------------------------------------------------------------------
Expenses Excluding Interest (1)
     Compensation and benefits                           533     528      460     445      449     417      433      466     470
     Occupancy and equipment                             104     106      111     108      111     111      118      109     114
     Depreciation and amortization                        55      59       66      71       71      76       77       78      80
     Communications                                       61      65       63      62       58      60       61       62      63
     Professional services                                63      60       54      45       44      37       38       41      46
     Advertising and market development                   47      62       38      32       21      48       55       50      51
     Commissions, clearance and floor brokerage           21      23       23      21       20      13       17       19      17
     Restructuring charges (2)                             2       -       20      37       24       -      170      159       3
     Impairment charges                                    -       -        -       -        -       5       37        -       -
     Other                                                47      40       49      33       38      36       49       37      32
------------------------------------------------------------------------------------------------------------------------------------
Total                                                    933      943     884     854      836     803    1,055    1,021     876
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from continuing operations before taxes
     on income (loss)                                    179     247      234     197      182      97      (69)      (1)    161
Tax (expense) benefit on income (loss) (1)               (66)    (86)     (86)    (73)     (56)    (23)      18        -     (60)
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Income (loss) from continuing operations                 113     161      148     124      126      74      (51)      (1)    101
Gain (loss) from discontinued operations, net of tax       -       -        -       3        -      (3)     (28)      (3)     (3)
------------------------------------------------------------------------------------------------------------------------------------
Net Income (Loss)                                     $  113  $  161   $  148  $  127   $  126  $   71   $  (79)  $   (4) $   98
====================================================================================================================================
Basic earnings (loss) per share                       $  .08  $  .12   $  .11  $  .09   $  .10  $  .05   $ (.06)  $    -  $  .07
Diluted earnings (loss) per share                     $  .08  $  .12   $  .11  $  .09   $  .09  $  .05   $ (.06)  $    -  $  .07
Dividends declared per common share                   $ .020  $ .014   $ .014  $ .014   $ .011  $ .011   $ .011   $ .011  $ .011
Weighted-average common shares outstanding -
     diluted                                           1,373   1,375    1,371   1,366    1,360   1,357    1,340    1,358   1,385
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Performance Measures
     Revenue growth (decline) over prior year's
         quarter (3)                                      9%     32%      12%      3%      (2%)   (14%)     (6%)      4%     (2%)
     Adjusted operating income (4)                    $  114  $  161   $  150  $  147   $  130  $   63   $   90   $   99  $  109
     After-tax profit margin - reported                10.2%   13.5%    13.2%   12.1%    12.3%    7.9%    (8.0%)    (.4%)   9.5%
     After-tax profit margin - operating (4)           10.3%   13.5%    13.6%   14.0%    12.7%    7.0%     9.1%     9.7%   10.5%
     Return on stockholders' equity (5)                  10%     14%      13%     12%      12%      7%      (8%)       -      9%
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Financial Condition (at quarter end)
     Cash and investments segregated (in billions)    $ 20.5  $ 20.8   $ 21.3  $ 22.4   $ 22.6  $ 22.3   $ 21.0   $ 19.2  $ 17.6
     Receivables from brokerage clients (in billions) $  9.3  $  9.3   $  8.6  $  7.7   $  7.0  $  6.3   $  6.8   $  7.1  $  8.5
     Total assets (in billions)                       $ 47.3  $ 46.3   $ 45.9  $ 43.8   $ 41.8  $ 40.4   $ 39.7   $ 37.6  $ 37.6
     Payables to brokerage clients (in billions)      $ 26.9  $ 26.5   $ 27.2  $ 26.1   $ 26.2  $ 25.8   $ 26.4   $ 24.8  $ 24.6
     Long-term debt (in millions)                     $  645  $  779   $  772  $  776   $  811  $  856   $  642   $  652  $  751
     Stockholders' equity (in millions)               $4,732  $4,662   $4,461  $4,312   $4,179  $4,056   $4,011   $4,143  $4,345
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Other
     Full-time equivalent employees (at quarter end,
         in thousands)                                  16.7    16.9     16.3    16.0     16.1    16.5     16.7     18.8    19.1
     Capital expenditures - cash purchases of
         equipment, office facilities, property, and
         internal-use software development costs,
         net (in millions)                            $   53  $   35   $   52  $   36   $   33  $   32   $   46   $   42  $   40
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Clients' Daily Average Trading Volume
     (in thousands) (6)
     Daily average revenue trades (7)                  142.2   178.0    161.7   145.1    141.0   114.6    131.6    129.1   129.1
     Mutual Fund OneSource(R) and other asset-based
         trades                                         67.4    72.3     62.3    58.0     57.1    54.3     51.9     56.5    57.5
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Active Trader Daily Average Revenue Trades
     (in thousands) (6,7,8)                             72.5    91.5     80.8    72.9     69.5    54.5     61.1     58.2    59.6
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Average Revenue Per Revenue Trade (7)                 $34.87  $37.59   $35.20  $36.96   $37.73  $37.30   $37.48   $39.71  $38.02
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(1)  All periods in 2002 have been adjusted to summarize the impact of The Charles Schwab  Corporation's (the Company's) sale of its
     United Kingdom (U.K.) brokerage subsidiary, Charles Schwab Europe, in gain (loss) from discontinued operations.
(2)  Restructuring charges include costs relating to workforce, facilities, systems hardware, software, and equipment reductions.
(3)  Excludes non-operating revenue, which primarily consists of a gain on the sale of an investment in the fourth quarter of 2003.
(4)  Represents a non-GAAP  income  measure  which  excludes  non-operating  revenue,  restructuring  charges,  impairment  charges, acquisition- and merger-related charges, and gain (loss) from discontinued operations, net of taxes, as well as a non-recurring tax benefit. See attached reconciliation of net income to adjusted operating income.
(5)  Calculated based on annualized quarterly net income (loss) and average stockholders' equity for the quarter.
(6)  Effective in the third quarter of 2003, the Company  considers  reduced  exchange  trading sessions as half days in calculating daily average trades.
(7)  Revenue trades include all client trades (both individuals and institutions) that generate either commission revenue or revenue from principal markups (i.e., fixed income); also known as DART.
(8)  Active Trader  includes all  CyberTrader  clients and Schwab  clients  enrolled in one of Schwab's  three Active Trader offers.
     Active Trader DART is included in total DART above.

See Notes to Consolidated Statement of Income and Financial and Operating Highlights.

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
                                                   THE CHARLES SCHWAB CORPORATION
                                      Reconciliation of Net Income to Adjusted Operating Income
                                                             (Unaudited)


                                                     |     2004      |               2003              |           2002            |
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                                                      Second  First    Fourth  Third    Second  First    Fourth   Third   Second
(In millions)                                         Quarter Quarter  Quarter Quarter  Quarter Quarter  Quarter  Quarter Quarter
------------------------------------------------------------------------------------------------------------------------------------
Revenues                                              $1,112  $1,190   $1,118  $1,051   $1,018  $  900   $  986   $1,020  $1,037
     Non-operating revenue (1)                             -       -      (17)      -        -       -        -        -       -
------------------------------------------------------------------------------------------------------------------------------------
Operating Revenues                                    $1,112  $1,190   $1,101  $1,051   $1,018  $  900   $  986   $1,020  $1,037
====================================================================================================================================

Net income (loss)                                     $  113  $  161   $  148  $  127   $  126  $   71   $  (79)  $   (4) $   98
     Adjustments to reconcile net income (loss)
         to adjusted operating income:
         Other income (1)                                  -       -      (17)      -        -       -        -        -       -
         Restructuring charges (2)                         2       -       20      37       24       -      170      159       3
         Impairment charges                                -       -        -       -        -       5       37        -       -
         Acquisition- and merger-related charges           -       -        -       -        -       -        -        -      11
         Loss (gain) from discontinued operations (3)      -       -        -      (5)       -       5       42        5       5
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              Total adjusted items                         2       -        3      32       24      10      249      164      19
         Tax benefit (4)                                  (1)      -       (1)    (12)     (20)    (18)     (80)     (61)     (8)
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     Total adjusted items, net of tax                      1       -        2      20        4      (8)     169      103      11
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Adjusted operating income, after tax (5)              $  114  $  161   $  150  $  147   $  130  $   63   $   90   $   99  $  109
====================================================================================================================================

(1)  Primarily consists of a pre-tax gain recorded on the sale of an investment.
(2)  Restructuring  charges  reflect The Charles Schwab  Corporation's  (the  Company's)  2004 cost  leadership  effort and previous restructuring  initiatives under the Company's plan to reduce operating  expenses due to continued  economic  uncertainties and difficult market conditions. These charges primarily include workforce,  facilities,  systems hardware, software, and equipment reductions.
(3)  Represents the summarized impact of the Company's sale of its U.K. brokerage subsidiary.
(4)  Includes an $11 million  non-recurring tax benefit in the second quarter of 2003 and a $16 million tax benefit  associated with the Company's sale of its U.K. market-making operation in the first quarter of 2003.
(5)  In evaluating the Company's financial  performance,  management uses adjusted operating income, a non-GAAP income measure which excludes items as detailed in the table above.  Management believes that adjusted operating income is a useful indicator of its ongoing financial performance, and a tool that can provide meaningful insight into financial performance without the effects of certain material items that are not expected to be an ongoing part of operations.

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                                                   THE CHARLES SCHWAB CORPORATION
                          Notes to Consolidated Statement of Income and Financial and Operating Highlights
                                                             (Unaudited)



The Company
     The  consolidated  statement of income and financial and operating  highlights  include The Charles Schwab  Corporation and its majority-owned subsidiaries (collectively referred to as the Company), including Charles Schwab & Co., Inc., U.S. Trust Corporation,
Schwab Capital  Markets L.P., and  CyberTrader,  Inc. The  consolidated  statement of income and financial and operating  highlights should be read in conjunction  with the  consolidated  financial  statements and notes thereto included in the Company's 2003 Annual
Report to Stockholders and the Company's  Quarterly Report on Form 10-Q for the period ended March 31, 2004.  Certain prior periods'
revenues and expenses have been reclassified to conform with the current period presentation. All material intercompany balances and transactions have been eliminated.


                                                             **********
                                                   THE CHARLES SCHWAB CORPORATION
                                                Growth in Client Assets and Accounts
                                                             (Unaudited)

                                                     |     2004      |               2003              |           2002            |
------------------------------------------------------------------------------------------------------------------------------------
                                                      Second  First    Fourth  Third    Second  First    Fourth   Third   Second
(In billions, at quarter end, except as noted)        Quarter Quarter  Quarter Quarter  Quarter Quarter  Quarter  Quarter Quarter
------------------------------------------------------------------------------------------------------------------------------------
Assets in client accounts
  Schwab One(R), other cash equivalents
         and deposits from banking clients            $ 36.5  $ 35.4   $ 34.2  $ 31.8   $ 30.2  $ 31.1   $ 31.1   $ 29.0  $ 28.6
  Proprietary funds (SchwabFunds(R), Excelsior(R)
         and other):
         Money market funds                            115.0   116.3    119.2   124.4    126.8   132.4    129.7    129.2   126.7
         Equity and bond funds                          37.5    36.8     34.2    30.7     31.2    27.4     27.7     26.8    30.9
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            Total proprietary funds                    152.5   153.1    153.4   155.1    158.0   159.8    157.4    156.0   157.6
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  Mutual Fund Marketplace(R) (1):
         Mutual Fund OneSource(R)                      115.2   115.1    101.5    90.1     85.0    71.8     73.6     70.0    81.6
         Mutual fund clearing services                  33.9    37.5     33.5    28.4     24.5    21.4     21.2     19.8    21.9
         All other                                     101.7   100.5     98.4    88.3     84.6    71.6     71.6     68.5    75.9
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            Total Mutual Fund Marketplace              250.8   253.1    233.4   206.8    194.1   164.8    166.4    158.3   179.4
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               Total mutual fund assets                403.3   406.2    386.8   361.9    352.1   324.6    323.8    314.3   337.0
------------------------------------------------------------------------------------------------------------------------------------
  Equity and other securities (1)                      418.2   414.0    408.5   355.9    338.2   287.9    294.7    272.9   323.3
  Fixed income securities (2)                          149.4   149.8    145.7   134.6    131.1   125.2    121.8    117.5   116.5
  Margin loans outstanding                              (9.1)   (9.1)    (8.5)   (7.5)    (6.9)   (6.2)    (6.6)    (6.9)   (8.4)
------------------------------------------------------------------------------------------------------------------------------------
  Total client assets                                 $998.3  $996.3   $966.7  $876.7   $844.7  $762.6   $764.8   $726.8  $797.0
====================================================================================================================================
Net growth in assets in client accounts
  (for the quarter ended)
  Net new client assets (3)                           $  6.7  $ 13.8   $ 24.9  $ 10.6   $  6.5  $ 14.2   $ 10.1   $ 10.6  $ 11.5
  Net market gains (losses)                             (4.7)   15.8     65.1    21.4     75.6   (16.4)    27.9    (80.8)  (72.2)
------------------------------------------------------------------------------------------------------------------------------------
  Net growth (decline)                                $  2.0  $ 29.6   $ 90.0  $ 32.0   $ 82.1  $ (2.2)  $ 38.0   $(70.2) $(60.7)
====================================================================================================================================
U.S. Trust client assets (4)                          $137.0  $135.8   $137.2  $116.1   $114.0  $106.7   $108.0   $106.1  $115.3
------------------------------------------------------------------------------------------------------------------------------------
New client accounts
  (in thousands, for the quarter ended)                139.1   159.8    145.5   123.9    151.9   171.0    154.5    159.6   224.6
Active client accounts (in millions) (5)                 7.5     7.5      7.5     7.6      7.7     8.0      8.0      8.0     8.0
------------------------------------------------------------------------------------------------------------------------------------

(1)  Excludes all proprietary money market, equity, and bond funds.
(2)  Includes certain other securities serviced by Schwab's fixed income division, including exchange-traded unit investment trusts, real estate investment trusts, and corporate debt.
(3)  Includes an  individual  outflow of $6.0  billion in the second  quarter of 2004 related to a mutual fund  clearing  client and inflows of $12.1 billion in the fourth quarter of 2003 at U.S. Trust related to the  acquisition of State Street  Corporation's
     Private Asset Management group.
(4)  Included in total client assets above.
(5)  Active  client  accounts are defined as accounts  with balances or activity  within the  preceding  eight months.  Reflects the removal of 192,000 accounts in the second quarter of 2003 related to the Company's  withdrawal from the Employee Stock Purchase
     Plan business and the transfer of those accounts to other providers.

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
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
                             The Charles Schwab Corporation Monthly Market Activity Report For June 2004
                                    Investor activity for 7.5 million active client accounts (1)

                                                                                                        Clients opened 37,500 new
                                                                                                        accounts during June 2004.

                                       2003                                                  2004
                                       Jun    Jul     Aug     Sep     Oct    Nov     Dec     Jan      Feb     Mar     Apr     May
------------------------------------------------------------------------------------------------------------------------------------
Change in Client Assets
  (in billions of dollars)
  Net New Assets (2)                    2.8    3.9     3.7     3.0     3.1   16.4     5.4     5.9      3.3     4.6     2.1     4.4
  Net Market Gains (Losses)             8.4    8.5    15.1    (2.2)   33.1    8.9    23.1    16.3      8.5    (9.0)  (24.7)    6.8
------------------------------------------------------------------------------------------------------------------------------------

Total Client Assets (at month end,
  in billions of dollars)             844.7  857.1   875.9   876.7   912.9  938.2   966.7   988.9  1,000.7   996.3   973.7   984.9
====================================================================================================================================

Market Indices (at month end)
  Dow Jones Industrial Average        8,985  9,234   9,416   9,275   9,801  9,782  10,454  10,488   10,584  10,358  10,226  10,189
  Nasdaq Composite                    1,623  1,735   1,810   1,787   1,932  1,960   2,003   2,066    2,030   1,994   1,920   1,987
  Standard & Poor's 500                 975    990   1,008     996   1,051  1,058   1,112   1,131    1,145   1,126   1,107   1,121
  Schwab 1000                         3,120  3,181   3,243   3,202   3,384  3,418   3,572   3,633    3,681   3,629   3,560   3,605

Clients' Daily Average
  Revenue Trades (in thousands) (3)   159.3  148.6   126.8   159.9   156.0  161.4   168.4   215.1    166.9   155.0   164.6   135.1

Clients' Daily Average Mutual Fund
  OneSource(R) and Other
  Asset-Based Trades
     (in thousands) (4)                58.3   57.7    54.8    61.5    59.7   61.3    66.0    79.9     68.5    68.7    71.9    66.8

Daily Average Market
  Share Volume (in millions)
     NYSE                             1,516  1,451   1,200   1,437   1,430  1,293   1,276   1,663    1,481   1,477   1,525   1,500
     Nasdaq                           2,032  1,772   1,471   1,943   1,827  1,821   1,637   2,332    1,917   1,881   1,951   1,664
------------------------------------------------------------------------------------------------------------------------------------
         Total                        3,548  3,223   2,671   3,380   3,257  3,114   2,913   3,995    3,398   3,358   3,476   3,164
====================================================================================================================================

Mutual Fund Net Buys (Sells) (5)
  (in millions of dollars)
  Domestic Growth                     957.0  910.8   945.0   913.0 1,086.5  848.1   745.7 2,030.7  1,065.2   421.0   662.0  (126.6)
  International Growth                121.1  369.8   449.0   142.8   698.1  405.8   534.6 1,020.4    769.4   685.1   579.3   118.1
  Balanced (stock and bond)           698.4  421.7   621.8   562.1   560.7  478.9   501.8 1,141.4    702.6   768.2   535.0   108.1
  Bond - Taxable                      336.4 (515.1) (511.3)   83.3   358.6  191.1    96.0   535.2    563.9 1,151.4  (117.9) (301.2)
  Bond - Tax Advantaged                 3.7 (106.7)  (71.0)  (63.6)  (58.0) (56.3)  (24.5)   19.0     85.7   102.5  (172.0) (245.5)


                                               % change
                                       Jun     Mo.    Yr.*
-----------------------------------------------------------
Change in Client Assets
  (in billions of dollars)
  Net New Assets (2)                     .2   (95%)   (93%)
  Net Market Gains (Losses)            13.2
-------------------------------------------

Total Client Assets (at month end,
  in billions of dollars)             998.3     1%     18%
===========================================

Market Indices (at month end)
  Dow Jones Industrial Average       10,436     2%     16%
  Nasdaq Composite                    2,048     3%     26%
  Standard & Poor's 500               1,141     2%     17%
  Schwab 1000                         3,665     2%     17%

Clients' Daily Average
  Revenue Trades (in thousands) (3)   126.6    (6%)   (21%)

Clients' Daily Average Mutual Fund
  OneSource(R) and Other
  Asset-Based Trades
     (in thousands) (4)                63.4    (5%)     9%

Daily Average Market
  Share Volume (in millions)
     NYSE                             1,371    (9%)   (10%)
     Nasdaq                           1,623    (2%)   (20%)
-----------------------------------------------------------
         Total                        2,994    (5%)   (16%)
===========================================================

Mutual Fund Net Buys (Sells) (5)
  (in millions of dollars)
  Domestic Growth                     801.5
  International Growth                513.8
  Balanced (stock and bond)           416.8
  Bond - Taxable                      311.9
  Bond - Tax Advantaged              (148.8)

(1)  Active client accounts are defined as accounts with balances or activity within the preceding eight months.
(2)  June 2004 and August 2003 data include individual (outflows) inflows of ($6.0) billion and $0.6 billion, respectively,  related to mutual fund clearing clients. March 2004 and January 2004 data include individual outflows of $0.8 billion and $0.5 billion, respectively, at U.S. Trust related to Special Fiduciary business clients. February 2004 data includes an individual outflow of
     $1.8 billion at U.S. Trust related to a custody relationship. January 2004 data includes inflows of $1.3 billion related to the
     Company's adoption of AXA Rosenberg LLC's U.S. family of mutual funds, known as the Laudus Funds(TM). Data excludes mutual fund capital gains reinvestments,  which were $1.1 billion in December 2003. November 2003 data includes inflows of $12.1 billion at
     U.S. Trust related to the acquisition of State Street Corporation's Private Asset Management group.
(3)  Includes all client  trades (both  individuals  and  institutions)  that  generate  either  commission  revenue or revenue from principal markups (i.e., fixed income); also known as DART.
(4)  Includes trades executed on Schwab's  no-transaction  fee Mutual Fund  OneSource(R)  platform,  trades placed through  Schwab's mutual fund clearing  service,  and trades placed by investment  advisors and individual  investors  enrolled in an asset-based pricing program or offer.
(5)  Represents the principal value of client mutual fund (no-load,  low-load,  load) transactions handled by Schwab and U.S. Trust, including  transactions in  SchwabFunds(R),  Excelsior(R)  Funds and other  proprietary  funds.  Includes  institutional  funds available only to Investment Managers. Excludes money market funds.


                      * June 2004 vs. June 2003                           The Charles Schwab Corporation

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